EXHIBIT 10.35
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                          PLEDGE AND SECURITY AGREEMENT
                          -----------------------------

            THIS PLEDGE AND SECURITY AGREEMENT ("Agreement"), dated February 23rd, 2001, is made by and between RXBAZAAR.COM, INC. ("Borrower"), a DELAWARE corporation, and FINOVA MEZZANINE CAPITAL INC., ("FINOVA") a Tennessee corporation with its principal office and place of business in Nashville, Tennessee, in its capacity as collateral agent for itself and for Argosy Investment Partners, L.P. ("Argosy"), a Pennsylvania limited partnership ("FINOVA and Argosy are collectively referred to as "Lender"; FINOVA is referred to in its agency capacity as "Agent").

                                    RECITALS:
                                    ---------

            WHEREAS, pursuant to that certain First Amended and Restated Loan Agreement of even date herewith among DynaGen, Inc., a Delaware corporation, RxBazaar, Inc., a Delaware corporation; Superior Pharmaceutical Company, an Ohio corporation; Argosy and FINOVA, in its individual capacity and as Collateral Agent (as now existing and as may hereafter be amended, the "Loan Agreement"), Lender has a loan outstanding to Borrower in the aggregate principal amount of $2,250,000; and

            WHEREAS, it is a condition of Lender's agreement to allow Borrower to assume the Loan that Borrower execute and deliver this Agreement to Lender.

                                   AGREEMENT:
                                   ----------

            NOW THEREFORE, in consideration of the foregoing, and for other good and valuable consideration the receipt and sufficiency of which are hereby acknowledged, Borrower and Lender hereby agree as follows:

            1. Pledge. As collateral security for the payment and performance in full of the Obligations (as defined in the Loan Agreement), Borrower hereby pledges, hypothecates, assigns, transfers unto Agent, and hereby grants to Agent a security interest in, the collateral described in Schedule 1 hereto, together with the proceeds thereof and all cash, additional securities or other property at any time and from time to time receivable or otherwise distributable in respect of, in exchange for, or in substitution for any and all such pledged securities (all such pledged securities, the proceeds thereof, cash, dividends, additional securities and other property now or hereafter pledged hereunder are hereinafter collectively referred to as the "Pledged Securities"). Upon delivery to Agent, the Pledged Securities shall be accompanied by executed stock powers in blank and by such other instruments or documents as Agent or its counsel may reasonably request. Each delivery of certificates for such Pledged Securities shall be accompanied by a schedule showing the number of shares and the numbers of the certificates theretofore and then pledged hereunder, which schedule shall be attached hereto as Schedule 1 and made a part hereof. Each schedule so delivered shall supersede any prior schedule so delivered. In the event that additional securities of the issuers listed on Schedule 1 are issued to Borrower, Borrower agrees to promptly deliver the certificates representing such securities together with stock powers endorsed in blank, to Agent as part of the collateral pledged hereunder and such securities shall constitute part of the Pledged Securities, provided that if Borrower at the time of issuance has obligations outstanding to The CIT Group/Business Credit, Inc. ("CIT"), such
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delivery shall be to CIT rather than to Agent. Notwithstanding any other provision hereof, except during the continuance of an Event of Default under and as defined in the Loan Agreement, Borrower shall be entitled to receive and retain all distributions made by the issuer of the Pledged Securities.

            2. Obligations Secured. This Agreement is made, and the security interest created hereby is granted to Agent, to secure prompt payment of the Obligations (as defined in the Loan Agreement) and the prompt performance of each of the covenants and duties of Borrower under the Loan Documents (as defined in the Loan Agreement).

            3. Representations and Warranties. Borrower hereby represents and warrants to Agent (a) that Borrower is the legal and equitable owner of the Pledged Securities, (b) that Borrower has the complete and unconditional authority to pledge the Pledged Securities being pledged by it, and holds the same free and clear of all liens, charges, encumbrances and security interests of every kind and nature, except for the prior security interest granted to CIT,
(c) that any consent or approval of any governmental body or regulatory authority, or of any other party, that was or is necessary to the validity of this pledge, has been obtained, and (d) that the Pledged Securities are not subject to any limitations, restrictions, or obligations pursuant to any shareholder agreement, voting trust agreement or similar instrument.

            4. Registration in Nominee Name; Denominations. Subject to the rights of CIT, during the continuation of an Event of Default, Agent shall have the right (in its sole and absolute discretion) to hold the certificates representing the Pledged Securities in its own name or in the name of the Borrower, endorsed or assigned in blank or in favor of Agent. During the continuance of an Event of Default, upon request and delivery of certificates representing the Pledged Securities to the issuer of the Pledged Securities, Agent may have such Pledged Securities registered in the name of Agent or any nominee or nominees of Agent. Agent shall at all times have the right to exchange the certificates representing Pledged Securities for certificates of smaller or larger denominations for any purpose consistent with this Agreement.

            5. Remedies Upon Default. Upon the occurrence and during the continuance of an Event of Default, then, and in any such event, Agent shall have all of the rights, privileges and remedies of a secured party under the Uniform Commercial Code as in effect in the State of Tennessee, and without limiting the foregoing, Agent may (a) collect any and all amounts payable in respect of the Pledged Securities and exercise any and all rights, privileges, options and remedies of the holder and owner thereof, and (b) sell, transfer and/or negotiate the Pledged Securities, or any part thereof, at public or private sale, for cash, upon credit or for future delivery, as Agent shall deem appropriate, including without limitation, at Agent's option, the purchase of all or any part of the Pledged Securities at any public sale by Agent (subject to compliance by Agent with any securities laws applicable thereto). Upon consummation of any sale, Agent shall have the right to assign, transfer and deliver to the purchaser or purchasers thereof the Pledged Securities so sold. Each such purchaser at any such sale shall hold the property sold absolutely, free from any claim or right on the part of the Borrower, and the Borrower hereby waives (to the extent permitted by law) all rights of redemption, stay or appraisal that Borrower now has or may at any time in the future have under any rule of law or statute now existing or hereinafter enacted. Borrower hereby expressly waives notice to redeem and notice of the time, place and manner of such sale (except to the extent otherwise required by law).

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            6. Application of Proceeds. The proceeds of the sale of Pledged
Securities sold pursuant to Section 5 hereof, and the proceeds of the exercise of any of Agent's other remedies hereunder, shall be applied by Agent in the manner set forth in the Loan Agreement.

            7. Reimbursement of Agent. Borrower agrees to reimburse Agent, upon demand, for all expenses, including without limitation reasonable attorneys' fees, incurred by it in connection with the administration and enforcement of this Agreement after the occurrence and during the continuation of an Event of Default, and agrees to indemnify Agent and hold it harmless from and against any and all liability incurred by it hereunder or in connection herewith, unless such liability shall be due to willful misconduct or gross negligence on the part of Agent.

            8. No Waiver. No failure on the part of Agent to exercise, and no delay in exercising, any right, power or remedy hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such right, power or remedy by Agent preclude any other or further exercise thereof or the exercise of any other right, power or remedy. All remedies are cumulative and are not exclusive of any other remedies provided by law.

            9. Limitation of Agent Liability. Except in the case of their willful misconduct or gross negligence, neither Agent nor its officers, employees, agents, representatives or nominees shall be liable for any loss incurred by Borrower arising out of any act or omission of Agent, its officers, employees, agents, representatives or nominees, with respect to the care, custody or preservation of the Pledged Securities.

            10. Binding Agreement. This Agreement and the terms, covenants and conditions hereof shall be binding upon and inure to the benefit of the parties hereto and to all holders of the Obligations and their respective successors and assigns.

            11. Governing Law; Amendments. This Agreement shall in all respects be construed in accordance with and governed by the laws of the State of Tennessee applicable to contracts to be wholly performed in such state. This Agreement may not be amended or modified, nor may any of the Pledged Securities be released except in a writing signed by the parties hereto. Time is of the essence with respect to the obligations of Borrower pursuant to this Agreement.

            12. Further Assurances. Borrower agrees to do such further acts and things, and to execute and deliver such additional conveyances, assignments, agreements and instruments, as Agent may at any time request in connection with the administration and enforcement of this Agreement or relative to the Pledged Securities or any part thereof or in order to better assure and confirm unto Agent its rights and remedies hereunder.

            13. Headings. Section numbers and headings used herein are for convenience only and are not to affect the construction of or to be taken into consideration in interpreting this Agreement.

            14. Counterparts. This Agreement may be executed in any number of counterparts and by different parties to this Agreement in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same Agreement.

                                      -3-
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            15. Voting. As long as no Event of Default shall have occurred and be continuing, the Borrower shall be entitled to exercise all voting and consensual powers with respect to the Pledged Securities. Immediately and without further notice to the Borrower, upon the occurrence and during the continuance of any Event of Default, Agent shall have the right, at its election, to exercise all voting and consensual rights with respect to the Pledged Securities, and the Borrower shall exercise and deliver to Agent such proxies as shall be necessary to permit Agent's exercise of such voting and consensual rights.

            16. Consent to Jurisdiction; Exclusive Venue. Borrower hereby irrevocably consents to the Jurisdiction of the United States District Court for the Middle District of Tennessee and of all Tennessee. state courts sitting in Davidson County, Tennessee, for the purpose of any litigation to which Agent may be a party and which concerns this Agreement or the Obligations. It is further agreed that venue for any such action shall lie exclusively with courts sitting in Davidson County, Tennessee, unless Agent agrees to the contrary in writing.

            17. Waiver of Trial by Jury. Agent AND BORROWER HEREBY KNOWINGLY AND VOLUNTARILY WITH THE BENEFIT OF COUNSEL WAIVE TRIAL BY JURY IN ANY ACTIONS, PROCEEDINGS, CLAIMS OR COUNTER-CLAIMS, WHETHER IN CONTRACT OR TORT OR OTHERWISE, AT LAW OR IN EQUITY, ARISING OUT OF OR IN ANY WAY RELATING TO THIS AGREEMENT OR THE LOAN DOCUMENTS.

            IN WITNESS WHEREOF, Borrower and Agent have executed this Agreement, or have caused this Agreement to be duly executed by a duly authorized officer, all as of the day first above written.

                                    BORROWER:
                                    ---------

                                    RXBAZAAR.COM. INC.

                                    By: /s/ C. Robert Cusick
                                        ----------------------------------------
                                    Title: Executive Vice President
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                                     AGENT:
                                     ------

                                     FINOVA MEZZANINE CAPITAL INC.

                                     By: illegible
                                         ---------------------------------------
                                     Title: Vice President
                                            ------------------------------------



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            The undersigned hereby acknowledges and confirms that the necessary changes and registrations on the books of the undersigned have been made to reflect the pledge of the Pledged Securities under the Pledge Agreement. In particular, the undersigned acknowledges and confirms that Agent has been designated as the only registered pledgee of the Pledged Securities.

                                      SUPERIOR PHARMACEUTICAL COMPANY

                                      By: /s/ C. Robert Cusick
                                          --------------------------------
                                      Title: President
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